UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 1, 2005

CANTEL MEDICAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-31337	22-1760285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Identification Number)

150 Clove Road, Little Falls, New Jersey		07424
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (973) 890-7220

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities  Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

ON AUGUST 5, 2005, THE REGISTRANT FILED A CURRENT REPORT ON FORM 8-K RELATING TO ITS ACQUISITION OF CROSSTEX INTERNATIONAL, INC. (“CROSSTEX”). THE PURPOSE OF THE AMENDMENT IS TO PROVIDE THE FINANCIAL STATEMENTS AND INFORMATION REQUIRED BY ITEM 9.01 OF THE FORM 8-K.

Item 9.01               Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.

The Audited Financial Statements of Crosstex for the fiscal years ended April 30, 2005, 2004 and 2003 are attached as Exhibit 99.2.

(b)           Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of Registrant as of July 31, 2005 and the Unaudited Pro Forma Condensed Consolidated Statement of Income of Registrant for the fiscal year ended July 31, 2005 are attached as Exhibit 99.3.

(c)           Exhibits.

The following exhibits are filed herewith:

2.1           Stock Purchase Agreement dated as of August 1, 2005 among Cantel Medical Corp., Crosstex International, Inc. and Arlene Fisher.*

2.2           Stock Purchase Agreement dated as of August 1, 2005 among Cantel Medical Corp., Crosstex International, Inc. and Frank Richard Orofino, Jr.*

2.3           Stock Purchase Agreement dated as of August 1, 2005 among Cantel Medical Corp., Crosstex International, Inc. and Richard Allen Orofino.*

2.4           Stock Purchase Agreement dated as of August 1, 2005 among Cantel Medical Corp., Crosstex International, Inc. and Gary Steinberg.*

2.5           Stock Purchase Agreement dated as of August 1, 2005 among Cantel Medical Corp., Crosstex International, Inc. and Mitchell Steinberg.*

10.1         Amended and Restated Credit Agreement dated as of August 1, 2005 among Cantel Medical Corp., Bank of America N.A., PNC Bank, National

Association, and Wells Fargo Bank, National Association (and Banc of America Securities LLC, as sole lead arranger and sole book manager).*

10.2         Employment Agreement dated as August 1, 2005 between Cantel Medical Corp. and James P. Reilly.*

23.1         Consent of McGladrey & Pullen LLP

99.1         Press Release.*

99.2         Audited Financial Statements of Crosstex as of and for the fiscal years ended April 30, 2005, 2004 and 2003.

99.3         Unaudited Pro Forma Condensed Consolidated Balance Sheet of Registrant as of July 31, 2005 and the Unaudited Pro Forma Condensed Consolidated Statement of Income of Registrant for the fiscal year ended July 31, 2005.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANTEL MEDICAL CORP.
(Registrant)

	By:	/s/ James P. Reilly
James P. Reilly,
President and Chief Executive Officer

Date: October 14, 2005